UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                       October 11, 2012 (August 24, 2012)
                Date of Report (Date of earliest event reported)


                            LIBERTY COAL ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                         0-54073                 75-3252264
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

99 - 18th Street, Suite 3000, Denver, Colorado                     80202
  (Address of principal executive offices)                       (Zip Code)

                                 (888) 399-3989
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 24, 2012, Liberty Coal Energy Corp.(Company) consummated a Purchase Agreement with AMS Development LLC, and Colt Resources, Inc. The parties agreed that the Company would Purchase the Owsley Property in exchange for $3,890,000 payable through a combination of cash/promissory note (3,450,000) and Buyer common shares($440,000). The Company has not been able to close the purchase to date and continues to make its minimum Lease payments pursuant to its prior agreement with the selling parties until such time it can make the initial down payment of $500,000.

See Exhibit 10.1 for the Owsley Purchase Agreement.

On September 17, 2012 the Company consummated a Memorandum of Terms, Unit Subscription Agreement, and an Account Management Agreement with ten accredited investors. The Company issued 237,732,600 common shares for $9,196,500 and 250,095,421 Warrants with an average price of $0.11.

See Exhibits 10.2, 10.3 and 10.4 respectively

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 4, 2012, the Board of Directors of the Liberty Coal Energy Corp. awarded the 2012 Executive Compensation Plan to its Officers and Directors pursuant to the 2012 Executive Compensation Plan dated September 17, 2012. The complete text of the Plan, is incorporated herein by reference. The Board of Directors will be responsible for the administration of this Plan, and will grant awards under this Plan.

See Exhibits 10.5 and 99.1 for the Executive Compensation Plan for Mr. Morrow and Mr. Malasek, pursuant to which the Company granted shares under the Plan.

The foregoing summary of the Liberty Coal Energy Corp. 2012 Executive Compensation Plan, and the terms of the awards made pursuant to its terms, do not purport to be complete, and are qualified in their entirety by reference to the complete text of the documents.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibits are being filed herewith:

10.1 Purchase Agreement between the Company, AMS Development LLC, and Colt Resources, Inc.

10.2 Memorandum of Terms between the Company and 10 investors

10.3 Unit Subscription Agreement between the Company and 10 investors

10.4 Account Management Agreement between the Company, 10 investors and Elco Securities, Ltd.

10.5 Liberty Coal Energy Corp. 2012 Executive Compensation Plan

99.1 Board of Directors Resolution of the Company relating to Stock Compensation Agreement.

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
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LIBERTY COAL ENERGY CORP.


Date: October 10, 2012         By: /s/ Robert T. Malasek
                                   ---------------------------------------------
                                   Chief Financial Officer, Secretary & Director


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